UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09261

FOXBY CORP.
(Exact name of registrant as specified in charter)

11 Hanover Square New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Foxby Corp.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 9/30/09

Item 1. Schedule of Investments

FOXBY CORP. SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2009 (Unaudited)
Common Stocks (78.31%)
Shares		Value

	Copper Exploration and Project Development (4.21%)
438,000	Nord Resources Corp. (a)	$ 168,630

	Diamond Exploration and Project Development (0%)
185,937	Etruscan Diamonds Ltd. (a) (b)	-

	Fire, Marine & Casualty Insurance (5.81%)
70	Berkshire Hathaway, Inc. - Class B (a) (c)	232,610

	Gold Exploration and Project Development (1.07%)
99,000	Etruscan Resources Inc. (a)	42,661
17,166	Q2 Gold Resources, Inc. (a) (b) (d)	-
		42,661
	Information Retrieval Services (6.19%)
500	Google, Inc. - Class A (a)	247,925

	Insurance Agents, Brokers and Services (0%)
75,000	Safety Intelligence Systems Corp. (a) (b)	-

	Investment Advice (7.54%)
3,000	Franklin Resources Inc. (d)	301,800

	National Commercial Banks (4.23%)
6,000	Wells Fargo & Company (d)	169,080

	Operative Builders (2.44%)
5,000	Toll Brothers, Inc. (a) (d)	97,700

	Petroleum Refining (4.29%)
2,500	Exxon Mobil Corp.	171,525

	Pharmaceutical Preparations (4.14%)
10,000	Pfizer Inc.	165,500

	Retail-Catalog & Mail Order Houses (4.67%)
2,000	Amazon.com, Inc. (a) (d)	186,720

	Retail-Eating Places (4.28%)
3,000	McDonald's Corp.	171,210

	Retail-Lumber & Other Building Materials Dealers (4.66%)
7,000	The Home Depot, Inc. (d)	186,480

	Retail-Variety Stores (4.66%)
3,800	Wal-Mart Stores, Inc. (d)	186,542

	Security and Commodity Brokers, Dealers, Exchanges and Services (3.09%)
4,000	Morgan Stanley	123,520

	Services-Business Services (4.13%)
7,000	eBay Inc. (a)	165,270

	Services-Prepackaged Software (3.88%)
6,000	Microsoft Corp. (d)	155,340

	Smelting (0%)
41,223	China Silicon Corp. (a) (b)	-

	Telephone & Telegraph Apparatus (4.22%)
2,500	Research In Motion Limited (a) (d)	168,875

	Timber, Other Resources (4.80%)
371,337	MagIndustries Corp. (a) (d)	192,017

	Total common stocks (cost: $4,434,491)	3,133,405

Preferred Stocks
	Smelting (1.41%)
945	China Silicon Corp. (cost: $224,910) (a) (b)	56,227

Corporate Bonds and Notes
Principal Amount
	Retail Consulting and Investment (2.68%)
429,180	Amerivon Holdings LLC 4%, due 2010 (cost: $429,180) (b)	107,295

Warrants (.01%) (a)
Units
4	Amerivon Holdings LLC, expiring 5/31/10 (b)	-
23,626	China Silicon Corp., expiring 7/18/10 (b)	-
111,110	Davie Yards Inc., expiring 2/20/10	518
219,000	Nord Resources Corp., expiring 6/05/12 (b)	-

	Total warrants (cost: $0)	518

Money Market Fund (18.83%)
Shares
753,324	SSgA Money Market Fund, 0.07% (cost: $753,324) (e)	753,324

Securities Held as Collateral on Loaned Securities (34.75%)
1,390,345	State Street Navigator Securities Lending Prime Portfolio (cost: $1,390,345)	1,390,345

Total investments (cost: $7,232,250) (135.99%)		5,441,114

Liabilities in excess of other assets (-35.99%)		(1,439,971)

Net assets (100.00%)		$ 4,001,143

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) Fully or partially pledged as collateral on bank credit facility. As of September 30, 2009, the value of investments pledged as collateral was $189,411.
(d) All or a portion of this security was on loan. As of September 30, 2009, the value of loaned securities and related collateral outstanding was $1,348,170 and $1,390,345, respectively.
(e) Rate represents the 7-day annualized yield at September 30, 2009.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded primarily on a U.S. national securities exchange ("USNSE") are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in such case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq are valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes in to consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services.  Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common stocks	$ 3,133,405	$ -	$ -	$ 3,133,405
Preferred stocks	-	-	56,227	56,227
Corporate bonds and notes	-	-	107,295	107,295
Warrants	518	-	-	518
Money market funds	2,143,669	-	-	2,143,669
Total	$ 5,277,592	$ -	$ 163,522	$ 5,441,114

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Corporate Bonds and Notes	Warrants	Total
Balance, December 31, 2008	$74,839	$112,455	$208,279	$-	$395,573

Cost of purchases	13,494	-	12,622	-	26,116
Change in unrealized depreciation	(88,333)	(56,228)	(113,606)	-	(258,167)
Transfers in or out of Level 3	-	-	-	-	-
Balance, September 30, 2009	$-	$56,227	$107,295	$-	$163,522

Cost for Federal Income Tax Purposes

The cost of investments for federal income tax purposes is $7,232,250 and net unrealized depreciation is $1,791,136, comprised of aggregate gross unrealized appreciation and depreciation of $73,102 and $1,864,238, respectively.

Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2009, were as follows:

Security	Acquisition Date	Cost	Value
China Silicon Corp. common shares	01/01/08	$ 35,136	$ -
Amerivon Holdings LLC 4% due 5/31/10	09/20/07	429,180	107,295
Amerivon Holdings LLC warrants expiring 5/31/10	09/20/07	-	-
China Silicon Corp. preferred shares	07/18/07	224,910	56,227
China Silicon Corp. warrants expiring 7/18/10	07/18/07	-	-
Q2 Gold Resources Corp.	07/06/07	65	-
Nord Resources Corp. warrants expiring 6/05/12	05/14/07	-	-
Etruscan Diamonds Ltd.	02/28/07	320,129	-
Safety Intelligence Systems Corp.	09/05/02	225,000	-
		$1,234,420	$163,522
Percent of net assets		30.9%	4.1%

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 17, 2009

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 17, 2009

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)